PIONEER FAMILY OF FUNDS

                   MASTER INVESTMENT COMPANY SERVICE AGREEMENT

                                  March 4, 2003


         WHEREAS, each open-end and closed-end investment management company listed on Exhibit A hereto organized as either a Delaware business trust or a Massachusetts business trust, each with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (each a "Customer"), has previously entered into an investment management company service agreement (the "Original Agreement(s)") between itself and Pioneer Investment Management Shareholder Services, Inc., a Massachusetts corporation with its principal place of business at 60 State Street, Boston, Massachusetts 02109 ("PIMSS"); and

         WHEREAS, Customer and PIMSS now have determined that it is desirable to amend and restate each Original Agreement so as to provide for a Master Investment Company Service Agreement between each Customer listed on Exhibit A hereto, as amended from time to time, and PIMSS, and that each Original Agreement is hereby superseded by this Agreement as of the date hereof;

         NOW THEREFORE, each Customer, severally and not jointly, and PIMSS hereby agree as follows:

         1. SERVICES TO BE PROVIDED BY PIMSS. During the term of this Agreement, PIMSS will provide to each series of shares of beneficial interest of Customer which may be established from time to time (the "Account") the services described in Exhibits C, D, E and F (collectively, the Exhibits). It is understood that PIMSS may subcontract any of such services to one or more firms designated by PIMSS, provided that PIMSS (i) shall be solely responsible for all compensation payable to any such firm and (ii) shall be liable to Customer for the acts or omissions of any such firm to the same extent as PIMSS would be liable to Customer with respect to any such act or omission hereunder.

         2. EFFECTIVE DATE. This Agreement shall become effective on the date hereof (the "Effective Date") and shall continue in effect until it is terminated in accordance with Section 11 below.

         3. DELIVERY OF DOCUMENTATION, MATERIALS AND DATA. Customer shall, from time to time, while this Agreement is in effect deliver all such documentation, materials and data as may be necessary or desirable to enable PIMSS to perform its services hereunder.

         4. REPORTS AND MAINTENANCE OF RECORDS BY PIMSS. PIMSS will furnish to Customer and to properly authorized auditors, examiners, distributors, dealers, underwriters, salesmen, insurance companies, investors, and others designated by Customer in writing, such books, any and all records and reports at such times as are prescribed for each service in the Exhibits attached hereto. Customer agrees to examine or to ask any other authorized recipient to examine each such report or copy promptly and will report or cause to be reported any errors or discrepancies therein of which Customer then has any knowledge. PIMSS may at its option at any time, and shall forthwith upon Customer's demand, turn over to Customer and cease to retain in PIMSS' files any and all records and documents created and maintained by PIMSS pursuant to this Agreement which are no longer needed by PIMSS in the performance of its services or for its protection.

         If not so turned over to Customer, such documents and reports will be retained by PIMSS for six years from the year of creation, during the first two of which the same shall be in readily accessible form. At the end of six years, such records and documents will be turned over to Customer by PIMSS unless Customer authorizes their destruction.

         5. PIMSS' DUTY OF CARE. PIMSS shall at all times use reasonable care and act in good faith in performing its duties hereunder. PIMSS shall incur no liability to Customer in connection with its performance of services hereunder except to the extent that it does not comply with the foregoing standards.

         PIMSS shall at all times adhere to various procedures and systems consistent with industry standards in order to safeguard Customer's checks, records and other data from loss or damage attributable to fire or theft. PIMSS shall maintain insurance adequate to protect against the costs of reconstructing checks, records and other data in the event of such loss and shall notify Customer in the event of a material adverse change in such insurance coverage. In the event of damage or loss occurring to Customer's records or data such that PIMSS is unable to meet the terms of this Agreement, PIMSS shall transfer all records and data to a transfer agent of Customer's choosing upon Customer's written authorization to do so.

         Without limiting the generality of the foregoing, PIMSS shall not be liable or responsible for delays or errors occurring by reason of circumstances beyond its control, including acts of civil, military or banking authority, national emergencies, labor difficulties, fire, flood or other catastrophes, acts of God, insurrection, war, riots, failure of transportation, communication or power supply.

         6. CONFIDENTIALITY. PIMSS will keep confidential all records and information provided by Customer or by the shareholders of the Account to PIMSS, except to the extent disclosures are required by this Agreement, are required by the Customer's Prospectus and Statement of Additional Information, or are required by a valid subpoena or warrant issued by a court of competent jurisdiction or by a state or federal agency or governmental authority.

         7. CUSTOMER INSPECTION. Upon reasonable notice, in writing signed by Customer, PIMSS shall make available, during regular business hours, all records and other data created and maintained pursuant to this Agreement for reasonable audit and inspection by Customer or Customer's agents, including reasonable visitation by Customer or Customer's agents, including inspecting PIMSS' operation facilities. PIMSS shall not be liable for injury to or responsible in any way for the safety of any individual visiting PIMSS' facilities under the authority of this section. Customer will keep confidential and will cause to keep confidential all confidential information obtained by its employees or agents or any other individual representing Customer while on PIMSS' premises. Confidential information shall include (1) any information of whatever nature regarding PIMSS' operations, security procedures, and data processing capabilities, (2) financial information regarding PIMSS, its affiliates, or subsidiaries, and (3) any information of whatever kind or description regarding any customer of PIMSS, its affiliates or subsidiaries.

         8. RELIANCE BY PIMSS ON INSTRUCTIONS AND ADVICE; INDEMNITY. PIMSS shall be entitled to seek advice of Customer's legal counsel with respect to PIMSS' responsibilities and duties hereunder and shall in no event be liable to Customer for any action taken pursuant to such advice, except to the extent that Customer's legal counsel determines in its sole discretion that the rendering of advice to PIMSS would result in a conflict of interest.

         Whenever PIMSS is authorized to take action hereunder pursuant to proper instructions from Customer, PIMSS shall be entitled to rely upon any certificate, letter or other instrument or telephone call or Internet transaction reasonably believed by PIMSS to be genuine and to have been properly made or signed by an officer or other authorized agent of Customer, and shall be entitled to receive as conclusive proof of any fact or matter required to be ascertained by it hereunder a certificate signed by an officer of Customer or any other person authorized by Customer's Board of Trustees.

         Subject to the provisions of Section 13 of this Agreement, Customer agrees to indemnify and hold PIMSS, its employees, agents and nominees harmless from any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to PIMSS' action or non-action upon information, instructions or requests given or made to PIMSS by Customer with respect to the Account.

         Notwithstanding the above, whenever Customer may be asked to indemnify or hold PIMSS harmless, Customer shall be advised of all pertinent facts arising from the situation in question. Additionally, PIMSS will use reasonable care to identify and notify Customer promptly concerning any situation which presents, actually or potentially, a claim for indemnification against Customer. Customer shall have the option to defend PIMSS against any claim for which PIMSS is entitled to indemnification from Customer under the terms hereof, and, in the event Customer so elects, it will notify PIMSS and, thereupon, Customer shall take over complete defense of the claim, and PIMSS shall sustain no further legal or other expenses in such a situation for which indemnification shall be sought or entitled. PIMSS may in no event confess any claim or make any compromise in any case in which Customer will be asked to indemnify PIMSS except with Customer's prior written consent.

         9. MAINTENANCE OF DEPOSIT ACCOUNTS. PIMSS shall maintain on behalf of Customer such deposit accounts as are necessary or desirable from time to time to enable PIMSS to carry out the provisions of this Agreement.

         10. COMPENSATION AND REIMBURSEMENT TO PIMSS. For the services rendered by PIMSS under this Agreement, Customer agrees to pay to PIMSS an (a) annual fee per open account and (b) an annual fee per closed account in the applicable amounts set forth in Exhibit B attached hereto in effect on the date hereof, or as amended from time to time, such fees to be payable in equal monthly installments. Customer shall reimburse PIMSS monthly for out-of-pocket expenses, including, but not limited to, forms, postage, mail service, telephone charges, including internet access charges, archives, microfiche and other records storage services, mailing and tabulating proxies, sub account recordkeeper fees relating to omnibus accounts, and miscellaneous. In addition, Customer will reimburse any other expenses incurred by PIMSS at the request of or with the consent of Customer.

         11. TERMINATION. Either PIMSS or Customer may at any time terminate this Agreement by giving 90 days' prior written notice to the other.

         After the date of termination, for so long as PIMSS in fact continues to perform any one or more of the services contemplated by this Agreement or the Exhibits, the provisions of this Agreement, including, without limitation, the provisions of Section 8 dealing with indemnification, shall, where applicable, continue in full force and effect.

         12.      REPRESENTATIONS AND WARRANTIES; REQUIRED DOCUMENTS.

                  12.1     REPRESENTATIONS AND WARRANTIES OF PIMSS.

                  PIMSS represents and warrants to the Customer that:

                  (a) It is a corporation duly organized and existing and in good standing under the laws of The Commonwealth of Massachusetts.

                  (b) It is duly qualified to carry on its business in The Commonwealth of Massachusetts and the State of Nebraska.

                  (c) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement.

                  (d) It is empowered under all applicable laws and by its Articles of Organization and By Laws to enter into and perform this Agreement.

                  12.2     REPRESENTATIONS AND WARRANTIES OF CUSTOMER.

                  Customer represents and warrants to PIMSS that:

                  (a) It is a business trust duly organized and existing and in good standing under the laws of its governing jurisdiction.

                  (b) All requisite corporate proceedings have been taken to authorize it to enter into this Agreement.

                  (c) It is empowered under all applicable laws and by its Agreement and Declaration of Trust and By Laws to enter into and perform this Agreement.

                  (d) It is either an open-end or closed-end management investment company, as applicable, registered under the Investment Company Act of 1940, as amended.

                  (e) A registration statement under the Securities Act of 1933, as amended (the "Registration Statement"), has been filed with the Securities and Exchange Commission and is currently effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of beneficial interest of the Customer to be offered for sale.

                  12.3      CUSTOMER DOCUMENT DELIVERY.

Customer shall promptly furnish to PIMSS the following:

                  (a) A copy of Customer's Agreement and Declaration of Trust and By Laws and all amendments related thereto.

                  (b) A certified copy of the resolution of the Customer's Board of Trustees authorizing the appointment of PIMSS and the execution and delivery of this Agreement.

                  (c) A copy of the Customer's Registration Statement and all amendments thereto.

         13. INDEMNIFICATION. Customer and PIMSS acknowledge and agree that all liabilities arising directly or indirectly under this Agreement, of any and every nature whatsoever, including, without limitation, liabilities arising in connection with any agreement of Customer or its Trustees set forth herein to indemnify any party to this

Agreement or any other person, shall be satisfied out of the assets of the Account first and then of Customer and that no Trustee, officer or holder of shares of beneficial interest of Customer shall be personally liable for any of the foregoing liabilities. Customer's Agreement and Declaration of Trust describes in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest of Customer.

         14. MISCELLANEOUS. In connection with the operation of this Agreement, Customer and PIMSS may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions are to be signed by both parties and annexed hereto, but no such provision shall contravene any applicable federal and state law or regulation, and no such provision shall be deemed to be an amendment of this Agreement.

         This Agreement together with all Exhibits constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether written or oral.

         If any provision or provisions of this Agreement shall be held invalid, unlawful or unenforceable, the validity, legality, and enforceability of the remaining provisions of the Agreement shall not in any way be affected or impaired.

         This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, Customer and PIMSS have caused this Agreement to be executed in their respective names by their respective officers thereunto duly authorized as of the date first written above.

                                                PIONEER INVESTMENT MANAGMENT
                                                SHAREHOLDER SERVICES, INC.



                                                By:  /s/ Peggy Schooley
                                                   Peggy Schooley
                                                   Chief Executive Officer
                                                   and President

                                                EACH OF THE FUNDS LISTED ON
                                                EXHIBIT A ATTACHED HERETO, AS
                                                AMENDED FROM TIME TO TIME
                                                (Severally and not Jointly)



                                                By:  /s/ Vincent Nave
                                                   Vincent Nave
                                                   Treasurer

           EXHIBIT A - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                              Dated March __, 2003



--------------------------------------------------------------------------------
Pioneer America Income Trust
--------------------------------------------------------------------------------
Pioneer Balanced Fund
--------------------------------------------------------------------------------
Pioneer Bond Fund
--------------------------------------------------------------------------------
Pioneer Core Equity Fund
--------------------------------------------------------------------------------
Pioneer Emerging Growth Fund
--------------------------------------------------------------------------------
Pioneer Emerging Markets Fund
--------------------------------------------------------------------------------
Pioneer Equity Income Fund
--------------------------------------------------------------------------------
Pioneer Europe Fund
--------------------------------------------------------------------------------
Pioneer Europe Select Fund
--------------------------------------------------------------------------------
Pioneer Fund
--------------------------------------------------------------------------------
Pioneer Global High Yield Fund
--------------------------------------------------------------------------------
Pioneer Global Value Fund
--------------------------------------------------------------------------------
Pioneer Growth Shares
--------------------------------------------------------------------------------
Pioneer High Yield Fund
--------------------------------------------------------------------------------
Pioneer Independence Fund
--------------------------------------------------------------------------------
Pioneer Interest Shares
--------------------------------------------------------------------------------
Pioneer International Equity Fund
--------------------------------------------------------------------------------
Pioneer International Value Fund
--------------------------------------------------------------------------------
Pioneer Large Cap Growth Fund
--------------------------------------------------------------------------------
Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
Pioneer Long Short Fund
--------------------------------------------------------------------------------
Pioneer Mid Cap Growth Fund
--------------------------------------------------------------------------------
Pioneer Mid Cap Value Fund
--------------------------------------------------------------------------------
Pioneer Money Market Trust/Pioneer Cash Reserves Fund
--------------------------------------------------------------------------------
Pioneer Protected Principal Trust, a series fund consisting of:
--------------------------------------------------------------------------------
       Pioneer Protected Principal Plus Fund
       Pioneer Protected Principal Plus Fund II
--------------------------------------------------------------------------------
Pioneer Real Estate Shares
--------------------------------------------------------------------------------
Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
Pioneer Small Company Fund
--------------------------------------------------------------------------------
Pioneer Strategic Income Fund
--------------------------------------------------------------------------------
Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
Pioneer Value Fund
--------------------------------------------------------------------------------
Pioneer Variable Contracts Trust, consisting of:
--------------------------------------------------------------------------------
           Pioneer America Income VCT Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Pioneer Balanced VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Emerging Markets VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Equity Income VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Europe VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Fund VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Growth Shares VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Global Value VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer High Yield VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer International Value VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Mid Cap Value VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Money Market VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Real Estate Shares VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Small Cap Value VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Small Company VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Strategic Income VCT Portfolio
--------------------------------------------------------------------------------
           Pioneer Value VCT Portfolio
--------------------------------------------------------------------------------


Dated:

           EXHIBIT A - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                              Dated October 1, 2003



Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Core Equity Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Global Value Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Large Cap Value Fund
Pioneer Long Short Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust/Pioneer Cash Reserves Fund
Pioneer Protected Principal Trust, a series fund consisting of:
           Pioneer Protected Principal Plus Fund
           Pioneer Protected Principal Plus Fund II
Pioneer Real Estate Shares
Pioneer Series Trust I, a series trust consisting of:
           Pioneer Oak Ridge Large Cap Growth Fund
           Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Series Trust II, a series trust consisting of:
           Pioneer Papp Stock Fund
           Pioneer Papp Small and Mid Cap Growth Fund
           Pioneer Papp America Abroad Fund
           Pioneer Papp America-Pacific Rim Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust, consisting of:
           Pioneer America Income VCT Portfolio
           Pioneer Balanced VCT Portfolio
           Pioneer Emerging Markets VCT Portfolio
           Pioneer Equity Income VCT Portfolio
           Pioneer Europe VCT Portfolio
           Pioneer Fund VCT Portfolio
           Pioneer Growth Shares VCT Portfolio
           Pioneer High Yield VCT Portfolio
           Pioneer International Value VCT Portfolio
           Pioneer Mid Cap Value VCT Portfolio
           Pioneer Money Market VCT Portfolio
           Pioneer Real Estate Shares VCT Portfolio
           Pioneer Small Cap Value VCT Portfolio
           Pioneer Small Company VCT Portfolio
           Pioneer Strategic Income VCT Portfolio
           Pioneer Value VCT Portfolio

IN WITNESS WHEREOF, each of the parties hereto has caused this Exhibit to be executed in its name and on its behalf.

Each of the open-end management        PIONEER INVESTMENT MANAGEMENT
investment companies listed            SHAREHOLDER SERVICES, INC.
on this Exhibit "A"

By: /s/ Dorothy E. Bourassa            By: /s/ Dorothy E. Bourassa
Name: Dorothy E. Bourassa              Name: Dorothy E. Bourassa
Title: Secretary                       Title: Clerk

           EXHIBIT A - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT
                              Dated October 1, 2003
                           Amended December 11, 2003



Pioneer America Income Trust
Pioneer Balanced Fund
Pioneer Bond Fund
Pioneer Emerging Growth Fund
Pioneer Emerging Markets Fund
Pioneer Equity Income Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Fund
Pioneer Global High Yield Fund
Pioneer Growth Shares
Pioneer High Yield Fund
Pioneer Independence Fund
Pioneer Interest Shares
Pioneer International Equity Fund
Pioneer International Value Fund
Pioneer Large Cap Growth Fund
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust/Pioneer Cash Reserves Fund
Pioneer Protected Principal Trust, a series fund consisting of:
           Pioneer Protected Principal Plus Fund
           Pioneer Protected Principal Plus Fund II
Pioneer Real Estate Shares
Pioneer Research Fund
Pioneer Select Equity Fund
Pioneer Series Trust I, a series trust consisting of:
           Pioneer Oak Ridge Large Cap Growth Fund
           Pioneer Oak Ridge Small Cap Growth Fund
Pioneer Series Trust II, a series trust consisting of:
           Pioneer Papp Stock Fund
           Pioneer Papp Small and Mid Cap Growth Fund
           Pioneer Papp America Abroad Fund
           Pioneer Papp America-Pacific Rim Fund
Pioneer Value Fund
Pioneer Variable Contracts Trust, consisting of:
           Pioneer America Income VCT Portfolio
           Pioneer Balanced VCT Portfolio
           Pioneer Emerging Markets VCT Portfolio
           Pioneer Equity Income VCT Portfolio
           Pioneer Europe VCT Portfolio
           Pioneer Fund VCT Portfolio
           Pioneer Growth Shares VCT Portfolio
           Pioneer High Yield VCT Portfolio
           Pioneer International Value VCT Portfolio
           Pioneer Mid Cap Value VCT Portfolio
           Pioneer Money Market VCT Portfolio
           Pioneer Oak Ridge Large Cap Growth VCT Portfolio
           Pioneer Papp America Abroad VCT Portfolio
           Pioneer [Papp] Small and Mid Cap Growth VCT Portfolio
           Pioneer Papp Stock VCT Portfolio
           Pioneer Real Estate Shares VCT Portfolio
           Pioneer Small Cap Value VCT Portfolio
           Pioneer Small Company VCT Portfolio
           Pioneer Strategic Income VCT Portfolio
           Pioneer Value VCT Portfolio

IN WITNESS WHEREOF, each of the parties hereto has caused this Exhibit to be executed in its name and on its behalf.

Each of the open-end management        PIONEER INVESTMENT MANAGEMENT
investment companies listed            SHAREHOLDER SERVICES, INC.
on this Exhibit "A"

By: /s/ Dorothy E. Bourassa            By: /s/ Dorothy E. Bourassa
Name: Dorothy E. Bourassa              Name: Dorothy E. Bourassa
Title: Secretary                       Title: Clerk

           EXHIBIT B - TO MASTER INVESTMENT COMPANY SERVICE AGREEMENT

                                  ACCOUNT FEES


A.       OPEN EQUITY FUND ACCOUNTS

         $26.50 per account

B.       OPEN FIXED INCOME FUND ACCOUNTS

         $33.00 per account

C.       OPEN MONEY MARKET FUND ACCOUNTS

         $28.00 per account

D.       OPEN VARIABLE ANNUITY FUND ACCOUNTS

         $1500.00 per account


E.       ALL FUNDS-CLOSED ACCOUNTS

         $8.00 per account







Effective as of January 1, 2003

                                    EXHIBIT C


SHAREHOLDER ACCOUNT SERVICE:

         As servicing agent for fund accounts and in accordance with the provisions of the standard fund application and Customer's Prospectus and Statement of Additional Information, PIMSS will:

         (a) Open, maintain and close accounts.

         (b) Purchase shares for the shareholder.

         (c) Out of the money received in payment for sales of Customer's shares pay to the Customer's custodian the net asset value per share and pay to the underwriter and to the dealer their commission, if any, on a bi-monthly basis.

         (d) Redeem shares by systematic withdrawal orders. (SEE EXHIBIT D)

         (e) Reinvest or disburse dividends and other distributions upon
         direction of a     shareholder.

         (f) Establish the proper registration of ownership of shares.

         (g) Pass upon the adequacy of documents submitted by a shareholder or his legal representative to substantiate the transfer of ownership of shares from the registered owner to transferees.

         (h) Make transfers from time to time upon the books of the Customer in accordance with properly executed transfer instructions furnished to PIMSS.

         (i) Upon receiving appropriate detailed instructions and written materials prepared by Customer and, where applicable, proxy proofs checked by Customer, mail shareholder reports, proxies and related materials of suitable design for automatic enclosing, receive and tabulate executed proxies, and furnish an annual meeting list of shareholders when required.

         (j) Respond to shareholder inquiries in a timely manner.

         (k) Maintain dealer and salesperson records.

         (l) Maintain and furnish to Customer such shareholder information as Customer may reasonably request for the purpose of compliance by Customer with the applicable tax and securities law of various jurisdictions.

         (m) Mail confirmations of transactions to shareholders in a timely fashion (confirmations of Automatic Investment Plan transactions will be mailed quarterly).

         (n) Provide Customer with such information regarding correspondence as well as enable Customer to comply with related Form N-SAR (semi-annual report) requirements.

         (o) Maintain continuous proof of the outstanding shares of Customer.

         (p) Solicit taxpayer identification numbers.

         (q) Provide data to enable Customer to file abandoned property reports for those accounts that have been indicated by the Post Office to be not at the address of record with no forwarding address.

         (r) Maintain bank accounts and reconcile same on a monthly basis.

         (s) Provide management information reports on a quarterly basis to Customer's Board of Trustees outlining the level of service provided.

         (t) Provide sales/statistical reporting for purposes of providing Customer's management with information for maximizing the return to shareholders.

                                    EXHIBIT D

REDEMPTION SERVICE:

In accordance with the provisions of the Customer's Prospectus and Statement of Additional Information, as servicing agent for the redemptions, PIMSS will:

         (a) Where applicable, establish accounts payable based on information furnished to PIMSS on behalf of Customer (i.e., copies of trade confirmations and other documents deemed necessary or desirable by PIMSS on the first business day following the trade date).

         (b) Receive shares for redemption through written, telephone or Internet authorization.

         (c) Verify there are sufficient available shares in an account to cover redemption requests.

         (d) Transfer the redeemed or repurchased shares to Customer's treasury share account or, if applicable, cancel such shares for retirement.

         (e) Pay the applicable redemption or repurchase price to the shareholder in accordance with Customer's Prospectus, Statement of Additional Information and Agreement and Declaration of Trust on or before the seventh calendar day succeeding any receipt of requests for redemption or repurchase in "good order" as defined in the Prospectus and Statement of Additional Information.

         (f) Notify Customer and the underwriter on behalf of Customer of the total number of shares presented and covered by such requests within a reasonable period of time following receipt.

         (g) Promptly notify the shareholder if any such request for redemption or repurchase is not in "good order" together with notice of the documents required to comply with the good order standards. Upon receipt of the necessary documents, PIMSS shall effect such redemption at the net asset value applicable on the date and at the time of receipt of such documents.

         (h) Produce periodic reports of unsettled items, if any.

         (i) Adjust unsettled items, if any, relative to dividends and distributions.

         (j) Report to Customer any late redemptions which must be included in Customer's Form N-SAR (semi-annual report) filing.

                                    EXHIBIT E


EXCHANGE SERVICE:

         (a) Receive and process exchanges in accordance with a duly executed exchange authorization. PIMSS will redeem existing shares and use the proceeds to purchase new shares. Shares of Customer purchased directly or acquired through reinvestment of dividends on such shares may be exchanged for shares of other Pioneer funds (which funds have sales charges) only by payment of the applicable sales charge, if any, as described in Customer's Prospectus and Statement of Additional Information. Shares of Customer acquired by exchange and through reinvestment of dividends on such shares may be re-exchanged to another Pioneer fund at its respective net asset value.

         (b) Make authorized deductions of fees, if any.

         (c) Register new shares identically with the shares surrendered for exchange. Mail an account statement confirming the exchange by first class mail to the address of record.

         (d) Maintain a record of unprocessed exchanges and produce a periodic report.

                                    EXHIBIT F


INCOME ACCRUAL AND DISBURSING SERVICE:

         (a) Distribute income dividends and/or capital gain distributions, either through reinvestment or in cash, in accordance with shareholder instructions.

         (b) On the mailing date, Customer shall make available to PIMSS collected funds to make such distribution.

         (c) Adjust unsettled items relative to dividends and distributions.

         (d) Reconcile dividends and/or distributions with Customer.

         (e) Prepare and file annual Federal and State information returns of distributions and, in the case of Federal returns, mail information copies to shareholders and report and pay Federal income taxes withheld from distributions made to non-resident aliens.